SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT



     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

                       Date of Report:  September 9, 2004
                        (Date of Earliest Event Reported)



                        J NET ENTERPRISES, INC.
      (Exact Name of Registrant as Specified in its Charter)


                                     1-9728
                                   ----------
                            (Commission File Number)


            Nevada                            88-0169922
          ----------                          ----------
 (State of Incorporation)      (I.R.S. Employer Identification Number)


                          4020 Lake Creek Drive, #100
                             Wilson, Wyoming 83014
                         ------------------------------
         (Address, including zip code, of Principal Executive Offices)


                                 (307) 739-8603
                              -------------------
              (Registrant's Telephone Number, Including Area Code)


                                    N/A
      _____________________________________________________________
      (Former name or former address, if changed since last report)

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

On September 9, 2004, IW Holdings, Inc. ("IWH"), a wholly owned subsidiary of J Net Enterprises, Inc. ("J Net" or the "Company") completed the sale of its assets to a newly formed Delaware limited liability company named InterWorld Holdings, LLC ("Holdings"). Holdings was formed on August 25, 2004 by Robert Weis, the former Vice-President of IWH. Other than the membership interest described below, neither IWH nor J Net have any affiliation with Holdings. J Net has offered to provide certain administrative and back-office services to Holdings through the end of calendar 2004 for fees which represent fair market value for such services. Holdings is under no obligation to use J Net for such services.

Consideration received by IWH for the sale was $1 million, represented by the assumption of $466 thousand of IWH liabilities by Holdings and a $534 thousand promissory note (the "Note"). In addition, IWH received a 19.9% membership interest in Holdings. The Note has a five year term with annual interest of 6.5%. The Note is secured by the assets, contracts and intellectual property that were transferred to Holdings at closing of the transaction.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(A) Financial Statements of Business Acquired

    Not applicable.

(B) Unaudited Pro Forma Financial Information.

    The following unaudited pro forma condensed consolidated balance sheet of J Net at March 31, 2004, reflects the financial position of the Company after giving effect to the sale of assets described in Item 2.01 and assumes that the sale took place on March 31, 2004.

    The unaudited pro forma condensed consolidated statements of operations for the fiscal year ended June 30, 2003 and the nine months ended
    March 31, 2004 assume the sale of IWH assets occurred on July 1, 2002.

    The unaudited pro forma financial information has been prepared by the Company based on assumptions which the Company has deemed to be proper. The pro forma statements are provided for informational purposes only and should not be interpreted to be indicative of the Company's consolidated results of operations had the sale of assets described in Item 2.01 occurred on the assumed date nor should they be used to project results for any future dates or periods.


                          J Net Enterprises, Inc.
              Pro Forma Condensed Consolidated Balance Sheet
                           As of March 31, 2004
                          (dollars in thousands)
                                (Unaudited)

                                                     Pro Forma
                                                    Adjustments
                                                   _____________
ASSETS                                 Historical  IWH (a) Other    Pro Forma
______                                 __________  _______ _____    _________

Current assets:
  Cash and cash equivalents              $ 4,271   $ (25)   $  -     $ 4,246
  Short term investments                  12,923       -       -      12,923
  Accounts receivable, net                   177    (177)      -           -
  Prepaid expenses                            66     (61)      -           5
                                         _______   _____    ____     _______
      Total current assets                17,437    (263)      -      17,174
                                         _______   _____    ____     _______

Notes receivable                               -       -     534 (b)     534

Investments in technology-
 related businesses                        2,000       -       -       2,000

Property and equipment, net
  of accumulated depreciation                 64      (2)      -          62

Other non-current assets                     689     (30)      -         659
                                         _______   _____    ____     _______
      Total assets                       $20,190   $(295)   $534     $20,429
                                         =======   =====    ====     =======

LIABILITIES AND STOCKHOLDERS EQUITY
___________________________________

Current liabilities:
  Accounts payable and other current
    liabilities                          $ 3,197   $(175)   $ 80 (b) $ 3,102
  Deferred revenue and customer
    deposits                                 848    (590)      -         258
                                         _______   _____    ____     _______
      Total current liabilities            4,045    (765)     80       3,360
                                         _______   _____    ____     _______

Deferred income taxes                      6,910       -       -       6,910
Deferred rent                                177       -       -         177
Other non-current liabilities                212       -       -         212
                                         _______   _____    ____     _______
      Total liabilities                    7,299       -       -       7,299
                                         _______   _____    ____     _______
      Total stockholders' equity           8,846     470     454       9,770
                                         _______   _____    ____     _______
      Total liabilities and
        stockholders' equity             $20,190   $(295)   $534     $20,429
                                         =======   =====    ====     =======

(a) To eliminate the assets and liabilities of IWH included in the balance sheet as of March 31, 2004.

(b) To reflect receipt of the Note issued to IWH at closing and record liabilities assumed by the Company, including transaction costs.

                          J Net Enterprises, Inc.
         Pro Forma Condensed Consolidated Statements of Operations
                      Fiscal Year Ended June 30, 2003
                         (dollars in thousands)
                                (Unaudited)
                                                   Pro Forma
                                                  Adjustments
                                               ________________
                                   Historical  IWH (a)    Other    Pro Forma
                                   __________  _______    _____    _________
Revenues, net
  Product licenses                  $    21     $   (21)  $ -      $     -
  Maintenance                         2,090      (2,090)    -            -
  Services                              514        (514)    -            -
                                    _______     _______   ___      _______
      Total revenues, net             2,625      (2,625)    -            -
                                    _______     _______   ___      _______
Cost of revenues:
  Product licenses                        -           -     -            -
  Maintenance                           108        (108)    -            -
  Services                              501        (501)    -            -
                                    _______     _______   ___      _______
      Total cost of revenues            609        (609)    -            -
                                    _______     _______   ___      _______
      Gross profit                    2,016      (2,016)    -            -

Operating expenses:
  Research and development            1,605      (1,605)    -            -
  General and administrative          4,843      (1,011)             3,832
  Impairment of assets and other
    costs                             1,229           -     -        1,229
                                    _______     _______   ___      _______
      Total operating expenses        7,677      (2,616)    -        5,061
                                    _______     _______   ___      _______
Operating loss                       (5,661)        600     -       (5,061)

Other income (expense):
  Interest and other income           1,521          (3)   35 (b)    1,553
  Gain from repurchase of
    convertible notes                   553           -     -          553
                                    _______     _______   ___      _______
      Total other income (expense)    2,074          (3)   35        2,106
                                    _______     _______   ___      _______
  Income (loss) before income tax    (3,587)        597    35       (2,955)

Income tax expense                      241           -     -          241
                                    _______     _______   ___      _______
      Net income (loss)             $(3,828)    $   597   $35      $(3,196)
                                    =======     =======   ===      =======

Basic and diluted loss per share    $  (.45)    $   .07   $ -      $  (.37)
                                    =======     =======   ===      =======

(a) To eliminate the operations of IWH included in the statement of operations for the twelve months ended June 30, 2003.

(b) To record interest earned on the Note for 12 months at 6.5%.

                          J Net Enterprises, Inc.
        Pro Forma Condensed Consolidated Statements of Operations
                     Nine Months ended March 31, 2004
                          (dollars in thousands)
                                (Unaudited)
                                                   Pro Forma
                                                  Adjustments
                                               ________________
                                   Historical  IWH (a)    Other    Pro Forma
                                   __________  _______    _____    _________
Revenues, net
  Product licenses                  $    28     $   (28)  $ -      $     -
  Maintenance                         1,253      (1,253)    -            -
  Services                              551        (551)    -            -
                                    _______     _______   ___      _______
      Total revenues, net             1,832      (1,832)    -            -
                                    _______     _______   ___      _______
Cost of revenues:
  Product licenses                        -           -     -            -
  Maintenance                           133        (133)    -            -
  Services                              391        (391)    -            -
                                    _______     _______   ___      _______
      Total cost of revenues            524        (524)    -            -
                                    _______     _______   ___      _______
      Gross profit                    1,308      (1,308)    -            -

Operating expenses:
  Research and development              495        (495)    -            -
  General and administrative          2,457        (740)             1,717
                                    _______     _______   ___      _______
      Total operating expenses        2,952      (1,235)    -        1,717
                                    _______     _______   ___      _______
Operating loss                       (1,644)        (73)    -       (1,717)

Other income (expense):
  Interest and other income           1,052          (9)   26 (b)    1,069
  Interest expense                        -           -     -            -
                                    _______     _______   ___      _______
      Total other income (expense)    1,052          (9)   26        1,069
                                    _______     _______   ___      _______
  Income (loss) before income tax      (592)        (82)   26         (648)

Income tax expense                        -           -     -            -
                                    _______     _______   ___      _______
      Net income (loss)             $  (592)    $   (82)  $26      $  (648)
                                    =======     =======   ===      =======

Basic and diluted loss per share    $  (.07)    $  (.01)  $ -      $  (.08)
                                    =======     =======   ===      =======

(a) To eliminate the operations of IWH included in the statement of operations for the nine months ended March 31, 2004.

(b) To record interest earned on the Note for 9 months at 6.5%

(C)  EXHIBITS

     10.1  Asset Purchase Agreement

                                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J NET ENTERPRISES, INC.

                                         By: /s/ Mark E. Wilson
                                             ____________________
                                             Name:  Mark E. Wilson
                                             Title: Chief Financial Officer
Dated: September 14, 2004


                             EXHIBIT INDEX

Exhibit No.    Description
___________    ___________

10.1           Asset Purchase Agreement